LOAN AGREEMENT

THIS AGREEMENT dated as of the ____ day of ____, 2000.

BETWEEN:

WESTSPHERE ASSET CORPORATION, INC.,a Company duly incorporated under the laws of Colorado and having its Registered Office at Suite 800, 303 East 17th Avenue, Colorado, United States, 80203-1260

(hereinafter called the "Borrower")

OF THE FIRST PART

AND:

______________________________________a Company incorporated pursuant to the laws of the Province of Alberta and having its business office located at _____________________________________

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS

A. The Borrower has requested that the Lender lend _____________($0.00) dollars in Canadian Funds to the Borrower; and,

B. The Lender has agreed to lend such sum to the Borrower subject to the terms and upon the conditions hereinafter set forth.

NOW THEREFOR THIS AGREEMENT WITNESSETH THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1. INTERPRETATION

1.1 Definitions

Where used herein of in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

a. "Agreement" means this Loan Agreement including the Schedules hereto together with any amendments hereof;

b. "Convertible Debenture" means the convertible Debenture to be granted by the Borrower to the Lender in substantially the form attached hereto as Schedule "A";

c. "Event of Default" means any event set forth in paragraph 6.1;

d. "Loan" means the loan of ___________ ($0.00) dollars in Canadian Funds to be made by the Lender to the Borrower in accordance with the Agreement; and

e. "Principal Sum" means the sum _____________($0.00) dollars in Canadian Funds.

1.2 Number and Gender

Wherever the singular or the masculine is used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3 Headings

The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4 References

Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph, or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedules hereto, together with any amendments thereof.

1.5 Currency

All dollar amounts expressed herein refer to lawful currency of Canada.

2. TERMS OF LOAN

2.1 Loan and Repayment

The lender hereby agrees to lend to the Borrower the Principal Sum. The Loan shall become fully due two (2) years from the date the funds were advanced.

2.2Interest

The loan shall be interest free subject to the terms outlined further in this section. As the Borrower cannot give any assurance that the Common Stock of the Company will trade on the OTC Bulletin Board or any other public market, and if at the end of one year, from the Date of Advancement the Common Stock of the Company is not listed for trading on the OTC Bulletin Board or any other public market, the Borrower shall accrue interest at the rate of seven (7%) percent per annum payable on the last day of each and every month for the remaining term of the Loan on the amount of the Principal Sum remaining.

2.3 Conversion to Equity

At any time prior to maturity the Lender shall have the right to convert all or part of the Principal into units of the Borrower in accordance with the terms and conditions of the Convertible Debenture.

  2.4 Pre-Payment

The Borrower may pre-pay all or any portion of the Loan at any time prior to maturity, but the Borrower must give the Lender notice of its intention to do so at least 90 days before the date of such prepayment, during which time the Lender may exercise its right of conversion in accordance with the terms of the Convertible Debenture.

3.0 SECURITIES

3.1 Security

To secure the repayment of the Loan and the Payment of all other moneys due hereunder, the Borrower agrees to grant to the Lender the Convertible Debenture. The Convertible Debenture will represent a floating charge over the assets of the company which total seventy-five (75%) percent of the loan amount advanced by the Lender. The receipted asset cost to the Borrower will determine the asset value.

3.2 Extensions

The Lender may grant extensions, take and give up securities, accept, compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties, sureties or securities as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender's right under this Agreement and Convertible Debenture.

3.3 No Merger

The grant of the Convertible Debenture or any other security in replacement thereof, save and except the exercise of the Conversion described in paragraph 4 of the Debenture, shall not operate so as to create a merger or discharge of any indebtedness or liability of the Borrower, hereunder, nor any assignment, transfer, guarantee, lien, contract, promissory note, bill or exchange or security of any form held or which may hereafter be held by the Lender from the Borrower or from any other person whomsoever.

3.4 Waiver

The Lender may waive any breach by the Borrower of this Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Convertible Debenture. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at a law or in equity or otherwise shall operate as a waiver hereof, nor shall any single or partial exercise of any right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

4.0 REPRESENTATIONS AND WARRANTIES

4.1 Representations

The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties entering into this Agreement, as follows:

a. this Agreement has been duly authorized by all required corporate action on the part of the Borrower;

b. the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transaction contemplated hereby shall not be in violation of the articles or memorandum of the Borrower or any agreement to which the Borrower is a party;

c. the Convertible Debenture has been duly authorized and executed by the Borrower and is enforceable against the Borrower in accordance with its terms; and

d. the Borrower has sufficient shares in its capital to satisfy the obligations under the Convertible Debenture.

4.2 Survival

All representations and warranties made hereunder shall survive the delivery of the Convertible Debenture to the Lender and shall continue in full force and effect for the benefit of the Lender.

5. CLOSING ARRANGEMENTS

5.1 Conditions Precedent

The Lender shall advance the Principal Sum to the Borrower against delivery by the Borrower to the Lender of the Convertible Debenture.

6. EVENTS OF DEFAULT AND REMEDIES

6.1 Events of Default

Any one or more of the events as set out in paragraph 9 of the Convertible Debenture shall constitute an Event of Default.

6.2 Remedies Upon Default

Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender, in its discretion may:

a. declare the Loan and the monies owing by the Borrower to the Lender be immediately due and payable; and,

b. demand payment from the Borrower and exercise any or all of its remedies under the Convertible Debenture.

6.3 Other Security

The rights and powers conferred by subparagraph 6.2 are in addition to an not in substitution for the Convertible Debenture, or any other security which the Lender now or from time to time may hold or take from the Borrower in relation to this Agreement.

6.4 Remedies Non-exclusive

No remedy conferred on the Lender hereby or in the Convertible Debenture is intended to be exclusive. Each and every remedy shall be commutative and shall be in addition to every other remedy given hereunder or under the Convertible Debenture or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lender of any or all other such remedies.

6.5 Inconsistency

In the event of any inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Convertible Debenture, the terms and provisions of this Agreement shall prevail.

7. MISCELLANEOUS

7.1 Notices

Any Notice required or permitted to be given under this Agreement or the Convertible Debenture shall be in writing, and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, facsimile or other similar form of communication to the following address:

The Borrower:

WESTSPHERE ASSET CORPORATION, INC.

Attn: The President
#212, 214-11th Avenue SE
Calgary, Alberta T2G 0X8
Facsimile: (403) 290-1266

The Lender:

_______________________

_______________________

_______________________

_______________________

_______________________

Facsimile: __________

Any notice so given shall:

a. if delivered, be deemed to have been given at the time of delivery;

b. if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was mailed, however should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labor dispute which might affect the delivery of such notice by the mail, then such notice shall be only effective if actually delivered; and,

c. if sent by telegraph, telex or facsimile or other similar form of communication, be deemed to have been given or made on the first business day following the day which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

7.2 Amendments

Neither this Agreement nor any provision, thereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

7.3 Entire Agreement

This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

7.4 Action on Business Day

If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, the such act or payment shall be performed or made on the first business day next following.

7.5 No Merger of Judgement

The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and time s provided in this Agreement on any money owing to the Lender under any covenant herein or therein set for and such judgment shall provide that the interest thereon shall be calculated at the same rate and in the same a manner as herein provided until such judgment is duly paid and satisfied.

7.6 Severability

If any one of the provisions of this Agreement should be invalid, illegal or unenforceable in any respecting any jurisdiction, the validity, legality or enforceability of such provision shall not any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.7 Legal Fees

Notwithstanding anything in the Convertible Debenture to the contrary, each party shall be responsible for the payment of its own legal fees.

7.8 Successors and Assigns

This Agreement shall enure to the benefit of an be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

7.9 Governing Law

This Agreement shall be governed by and be construed in accordance with the laws of the Province of Alberta and the parties hereto agree to submit to the jurisdiction of the Courts of Alberta with respect to any legal proceedings arising here from.

7.10 Time

Time is of the essence of this Agreement.

7.11 Headings

The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

7.12 Further Assurances

The parties hereto shall execute all such further documents and give all such further assurances as may be required to carry out the purpose and intent of this Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

WESTSPHERE ASSET CORPORATION

___________________________________
(D.N. MacDonald), President
Westsphere Asset Corporation, Inc.
"Borrower"

___________________________________
Authorized Signing Authority
___________________________________
"Lender"

Schedule "A"

PROMISSORY NOTE

$_____________

Calgary, Alberta

Dated:____________

FOR VALUE RECEIVED, VENCASH CAPITAL CORPORATION (referred to as the "Borrower"), an Alberta corporation having an office at #3, 3620 - 29th Street N.E., Calgary, Alberta T1Y 5Z8

HEREBY PROMISES TO PAY to the order of _________________________________, Businessman of __________________________________________________________, the principal sum of _______________________________________________________ of lawful money of Canada, together with interest at the prime lending rate as of the date of this note of the Bank of Montreal to its prime commercial customers calculated annually not in advance from the date of advance, as well as before maturity or default, on the amount of principal from time to time remaining unpaid, such interest to accrue and become payable in accordance with the terms of the Loan Agreement between the Borrower and___________________ dated _______________.

(the "Loan Agreement")

The terms of repayment of this Note are subject to the terms and conditions of the Loan Agreement.

THE BORROWER HEREBY waives demand and presentment for payment, notice of non-payment, protest, and notice of protest of this Note.

THE CORPORATE SEAL of

VENCASH CAPITAL CORPORATION
Was affixed hereto in the presence of:

____________________________________

D.N. MacDonald, President

Vencash Capital Corporation